--------------------------------------------------------------





                  REGISTRATION RIGHTS AGREEMENT




                     Dated October 23, 1996



                              among



             KAISER ALUMINUM & CHEMICAL CORPORATION
             KAISER ALUMINA AUSTRALIA CORPORATION
                  KAISER FINANCE CORPORATION
                      ALPART JAMAICA INC.
                  KAISER JAMAICA CORPORATION
                KAISER MICROMILL HOLDINGS, LLC
                 KAISER SIERRA MICROMILLS, LLC
             KAISER TEXAS MICROMILL HOLDINGS, LLC
              KAISER TEXAS SIERRA MICROMILLS, LLC



                               and



       MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
      DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
                     SALOMON BROTHERS INC
                      BA SECURITIES, INC.
                   BEAR, STEARNS & CO. INC.





--------------------------------------------------------------

                 REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (the "Agreement") is
                                              ---------
made and entered into as of October 23, 1996 among Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), Kaiser Alumina Australia Corporation, Kaiser
 -------
Finance Corporation, Alpart Jamaica Inc., Kaiser Jamaica Corporation, Kaiser Micromill Holdings, LLC, Kaiser Sierra Micromills, LLC, Kaiser Texas Micromill Holdings, LLC, and Kaiser Texas Sierra Micromills, LLC (collectively, the "Guarantors"), and Merrill Lynch, Pierce, Fenner & Smith
 ----------
Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Brothers Inc, BA Securities, Inc. and Bear, Stearns & Co. Inc. (the "Purchasers").
                               ----------

     This Agreement is made pursuant to the Purchase Agreement dated October 17, 1996 among the Company, the Guarantors and the Purchasers (the "Purchase Agreement"), which provides for,
                     ------------------
among other things, the sale by the Company to the Purchasers of an aggregate of $175,000,000 principal amount of the Company's 10-7/8% Senior Notes due 2006 (the "Securities"). In
                                           -----------
order to induce the Purchasers to enter into the Purchase Agreement, the Company and the Guarantors have agreed to provide to the Purchasers and certain of their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

     In consideration of the foregoing, the parties hereto agree as follows:

     1.  Definitions.  As used in this Agreement, the following
         -----------
capitalized defined terms shall have the following meanings:

     "Additional Interest" shall have the meaning set forth in
      -------------------
Section 2(e) hereof.

     "Advice" shall have the meaning set forth in the last

      ------
paragraph of Section 3 hereof.

     "Applicable Period" shall have the meaning set forth in
      -----------------
Section 3(s) hereof.

     "Business Day" shall mean a day that is not a Saturday, a
      ------------
Sunday, or a day on which banking institutions in New York, New
York are required to be closed.

     "Closing Time" shall mean the Closing Time as defined in
      ------------
the Purchase Agreement.

     "Company" shall have the meaning set forth in the preamble
      -------
to this Agreement and also includes the Company's successors and permitted assigns.

     "Depositary" shall mean The Depository Trust Company, or
      ----------
any other depositary appointed by the Company; provided,
                                               --------
however, that such depositary must have an address in the
-------
Borough of Manhattan, in The City of New York.

     "Effectiveness Period" shall have the meaning set forth in
      --------------------
Section 2(b) hereof.

     "Exchange Act" shall mean the Securities Exchange Act of
      ------------
1934, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

     "Exchange Notes" shall mean the 10-7/8% Senior Notes due
      --------------
2006, Series B, issued by the Company under the Indenture containing terms substantially identical to the Securities (except that (i) interest thereon shall accrue from the last date to which interest was paid on the Securities or, if no such interest has been paid, from October 23, 1996, (ii) the provisions for Additional Interest thereon shall be eliminated (except as contemplated by Section 2(e)(v) hereof with respect to Exchange Notes held by Participating Broker-Dealers) and
(iii) the transfer restrictions thereon shall be eliminated) to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

     "Exchange Offer" shall mean the exchange offer by the
      --------------
Company of Exchange Notes for Securities pursuant to Section
2(a) hereof.

     "Exchange Offer Registration" shall mean a registration
      ---------------------------
under the Securities Act effected pursuant to Section 2(a) hereof.

     "Exchange Offer Registration Statement" shall mean an
      -------------------------------------
exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Exchange Period" shall have the meaning set forth in
      ---------------
Section 2(a) hereof.

     "Guarantors" shall have the meaning set forth in the
      ----------
Indenture.

     "Holder" shall mean the Purchasers, for so long as they
      ------
own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture.

     "Indenture" shall mean the Indenture relating to the
      ---------
Securities dated as of October 23, 1996 among the Company, as issuer, the Guarantors and First Trust National Association, as trustee, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

     "Inspectors" shall have the meaning set forth in
      ----------
Section 3(n) hereof.

     "Majority Holders" shall mean the Holders of a majority of
      ----------------
the aggregate principal amount of outstanding Registrable
Securities.

     "Participating Broker-Dealer" shall have the meaning set
      ---------------------------
forth in Section 3(s) hereof.

     "Person" shall mean an individual, trustee, partnership,
      ------
corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof, or other legal entity.

     "Prospectus" shall mean the prospectus included in a
      ----------
Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

     "Purchase Agreement" shall have the meaning set forth in
      ------------------
the preamble to this Agreement.

     "Purchasers" shall have the meaning set forth in the
      ----------
preamble to this Agreement.

     "Records" shall have the meaning set forth in Section 3(n)
      -------
hereof.

     "Registrable Securities" shall mean the Securities;
      ----------------------
provided, however, that Securities shall cease to be
--------  -------
Registrable Securities when (i) a Registration Statement with respect to such Securities for the resale thereof, shall have been declared effective under the Securities Act and such Securities shall have been disposed of pursuant to such Registration Statement, (ii) such Securities shall have been sold to the public in compliance with Rule 144 (or any similar provision then in force) under the Securities Act, (iii) such Securities shall have ceased to be outstanding or (iv) with respect to the Securities, such Securities have been exchanged for Exchange Notes upon consummation of the Exchange Offer and are thereafter freely tradeable (and, for the purpose only of Section 2(e) hereof, not subject to a prospectus delivery requirement) by the holder thereof not an affiliate of the Company or any Guarantor.

     "Registration Default" shall have the meaning set forth in
      --------------------
Section 2(e) hereof.

     "Registration Expenses" shall mean any and all expenses
      ---------------------
incident to performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation:
(i) all SEC, stock exchange or National Association of Securities Dealers, Inc. (the "NASD") registration and filing
                               ----
fees, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained by any Holder of Registrable Securities in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Notes or Registrable Securities) and compliance with the rules of the NASD, (iii) all expenses of any Persons retained with the consent of the Company in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) the fees and disbursements of counsel for the Company and the Guarantors and of the independent certified public accountants of the Company and the Guarantors, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance, (vi) the fees and expenses of the Trustee, and any exchange agent or custodian, (vii) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities or Exchange Notes on any securities exchange or exchanges, and (viii) any fees and disbursements of any underwriter customarily required to be paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts, in each case, retained by the Company or any Guarantor in connection with any Registration Statement, but excluding fees of counsel to the underwriters and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

     "Registration Statement" shall mean any registration
      ----------------------
statement of the Company which covers any of the Exchange Notes or Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference, or deemed to be incorporated by reference, therein.

     "SEC" shall mean the Securities and Exchange Commission.
      ---

     "Securities" shall have the meaning set forth in the
      ----------
preamble to this Agreement.

     "Securities Act" shall mean the Securities Act of 1933, as
      --------------
amended from time to time and the rules and regulations of the SEC promulgated thereunder.

     "Shelf Registration" shall mean a registration effected
      ------------------
pursuant to Section 2(b) hereof.

     "Shelf Registration Event" shall have the meaning set
      ------------------------
forth in Section 2(b) hereof.

     "Shelf Registration Event Date" shall have the meaning set
      -----------------------------
forth in Section 2(b) hereof.

     "Shelf Registration Statement" shall mean a "shelf"
      ----------------------------
registration statement of the Company pursuant to the provisions of Section 2(b) hereof which covers Registrable Securities in respect of which a Shelf Registration Statement is required to be filed pursuant to this Agreement on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference therein.

     "TIA" shall have the meaning set forth in Section 3(l)
      ---
hereof.

     "Trustee" shall mean the trustee with respect to the
      -------
Securities under the Indenture.

     2.  Registration Under the Securities Act.
         -------------------------------------

          a.  Exchange Offer.  To the extent not prohibited by
              --------------
     any law or applicable interpretations of the staff of the SEC, the Company and the Guarantors shall, for the benefit of the Holders, at the Company's expense, (i) cause to be filed with the SEC within 30 days after the Closing Time an Exchange Offer Registration Statement on an appropriate form under the Securities Act covering the offer by the Company and the Guarantors to the Holders to exchange any and all of the Registrable Securities for a like principal amount of Exchange Notes, (ii) use their reasonable best efforts to have such Exchange Offer Registration Statement declared effective under the Securities Act by the SEC not later than the date which is 90 days after the Closing Time, (iii) use their reasonable best efforts to have such Registration Statement remain effective until the closing of the Exchange Offer and (iv) use their reasonable best efforts to cause the Exchange Offer to be consummated not later than 130 days after the Closing Time. The Exchange Notes will be issued under the Indenture. Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall as soon as practicable commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Registrable Securities for Exchange Notes (assuming that such Holder is not an affiliate of the Company or any Guarantor within the meaning of Rule 405 under the Securities Act and is not a broker-dealer tendering Registrable Securities acquired directly from the Company or any Guarantor or any affiliate of the Company or any Guarantor for its own account, and has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing (within the meaning of the Securities Act) the Exchange Notes) to transfer such Exchange Notes from and after their receipt, subject to the prospectus delivery requirements of Participating Broker-Dealers as contemplated by Section 3(s) hereof, without any limitations or restrictions under the Securities Act or under state securities or blue sky laws.

          In connection with the Exchange Offer, the Company and the Guarantors shall:

                    (a)    mail to each Holder a copy of the
    Prospectus forming part of the Exchange Offer Registration
    Statement, together with an appropriate letter of transmittal and related documents;

                    (b)    keep the Exchange Offer open for
    acceptance for a period of not less than 30 days after
    the date notice thereof is mailed to the Holders (or
    longer if required by applicable law) (such period
    referred to herein as the "Exchange Period");
                               ---------------

                    (c)    utilize the services of a
    Depositary for the Exchange Offer;

                    (d)    permit Holders to withdraw
    tendered Securities at any time prior to the close of business, New York time, on the last Business
    Day of the Exchange Period, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Securities delivered for exchange, and a statement that such Holder is withdrawing his election to have such Securities exchanged;

                    (e)    notify each Holder that any
    Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except as otherwise provided herein); and

                    (f)    otherwise comply in all
    material respects with all applicable laws relating to the Exchange Offer.

          As soon as practicable after the close of the Exchange Offer the Company shall (i) accept for exchange all Securities or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer and (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Securities or portions thereof so accepted for exchange by the Company, and issue, and cause the Trustee under the Indenture to promptly authenticate and deliver to each Holder, a new Exchange Security equal in principal amount to the principal amount of the Securities surrendered by such Holder.

          To the extent not prohibited by any law or applicable interpretations of the staff of the SEC, the Company and the Guarantors shall use their reasonable best efforts to complete the Exchange Offer as provided above, and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any law or applicable interpretations of the staff of the SEC. Each Holder of Registrable Securities who wishes to exchange such Registrable Securities for Exchange Notes in the Exchange Offer will be required to make certain customary representations in connection therewith, including representations that (i) it is not an affiliate of the Company or any Guarantor, (ii) it is not a broker-dealer tendering Securities acquired directly from the Company or any Guarantor or an affiliate of the Company or any Guarantor, (iii) any Exchange Notes to be received by it will be acquired in the ordinary course of business, (iv) it has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the Securities Act and (v) it is not acting on behalf of any person who could not truthfully make the foregoing representations.

          Upon consummation of the Exchange Offer in accordance with this Section 2(a), the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with
                              ------- --------
     respect to Registrable Securities as to which Section 2(b)(iii) or Section 2(b)(iv) hereof is applicable and to Exchange Notes held by Participating Broker-Dealers, and the Company shall have no further obligation to register Registrable Securities (other than Securities as to which Section 2(b)(iii) or Section 2(b)(iv) hereof is applicable) pursuant to Section 2(b) hereof.

          b.   Shelf Registration.  In the event that (i) the
               ------------------
     Company reasonably determines, after conferring with counsel (which may be in-house counsel), that the Exchange Offer Registration provided in Section 2(a) hereof is not available or may not be consummated as soon as practicable after the last day of the Exchange Period because it would violate any law or applicable interpretations of the staff of the SEC, (ii) the Exchange Offer is not for any reason consummated or capable of being consummated within 180 days after the Closing Time, (iii) any Holder of Securities notifies the Company in writing within 15 days after receipt of the prospectus forming part of the Exchange Offer Registration Statement required to be mailed to each Holder as set forth above that (A) in the opinion of nationally-recognized counsel for such Holder (or counsel acting for or by reference to all Holders), due to a change in law or SEC staff interpretation which change occurs subsequent to the date hereof, such Holder is not entitled to participate in the Exchange Offer or
     (B) in the opinion of nationally-recognized counsel for such Holder (or counsel acting for or by reference to all Holders), due to a change in law or SEC staff interpretation which change occurs subsequent to the date hereof, such Holder may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and (I) the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder and (II) such prospectus is not promptly amended or modified in order to be suitable for use in connection with resales by such Holder or (iv) upon the request of any Purchaser with respect to any Registrable Securities which it acquired directly from the Company or any Guarantor or an affiliate of the Company or any Guarantor and, with respect to other Registrable Securities held by it, if such Purchaser is not permitted, in the opinion of nationally-recognized counsel to such Purchaser, pursuant to any law or applicable interpretations of the staff of the SEC, to participate in the Exchange Offer and thereby receive securities that are freely tradeable without restriction (other than a prospectus delivery requirement) under the Securities Act and applicable blue sky or state securities laws (any of the events specified in (i)-(iv) being a "Shelf Registration Event" and the date of
              ------------------------
     occurrence thereof, the "Shelf Registration Event Date"),
                              -----------------------------
     the Company and the Guarantors shall, at the Company's expense, cause to be filed as promptly as practicable after such Shelf Registration Event Date, as the case may be, and, in any event, in the case of (i), (iii) and (iv) above, within 130 days after the Closing Time, and in the case of (ii) above, as soon as reasonably practicable after the 180 day period set forth therein (notwithstanding in the case of (ii) above, the Company shall remain liable for the increases in interest set forth in Section 2(e) until the effectiveness of the Shelf Registration Statement), a Shelf Registration Statement providing for the sale by the Holders of any and all of the Registrable Securities, and shall use their reasonable best efforts to have such Shelf Registration Statement declared effective by the SEC as soon as reasonably practicable after its filing with the SEC. No Holder of Registrable Securities may include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder furnishes to the Company in writing such information as the Company may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Company all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.

          The Company and the Guarantors agree to use their reasonable best efforts to keep the Shelf Registration Statement continuously effective for a period until the earlier of 36 months following the Closing Time (subject to extension pursuant to the last paragraph of Section 3 hereof) or for such shorter period which will terminate when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or otherwise cease to be Registrable Securities (the "Effectiveness Period"). The
                                  --------------------
     Company and the Guarantors shall not permit any securities other than Registrable Securities to be included in the Shelf Registration. The Company and the Guarantors further agree, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Company agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

          c.   Expenses.  The Company and the Guarantors shall
               --------
     pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or 2(b) hereof and will pay the reasonable fees and disbursements of any one counsel designated in writing by the Majority Holders to act as counsel for the Holders of the Registrable Securities in connection with a Shelf Registration Statement. Except as provided herein, each Holder shall pay all expenses of its counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

          d.   Effective Registration Statement.  An Exchange
               --------------------------------
     Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to
     Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been
          --------- --------
     declared effective, the effectiveness of a Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference. The Company and the Guarantors will be deemed not to have used their reasonable best efforts to cause the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if they voluntarily take any action that would result in any such Registration Statement not being declared effective or in the Holders of Registrable Securities covered thereby not being able to exchange or offer and sell such Registrable Securities during that period unless (i) such action is required by applicable law or interpretations of the staff of the SEC or (ii) such action is taken by them in good faith and for valid business reasons (not including avoidance of their obligations hereunder).

          e.   Additional Interest.  In the event that (i) the
               -------------------
     Exchange Offer Registration Statement has not been filed with the SEC on or prior to the 30th calendar day after the Closing Time, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 90th calendar day after the Closing Time, (iii) the Exchange Offer is not consummated on or prior to the 130th calendar day after the Closing Time, (iv) if a Shelf Registration Event shall have occurred and if the Shelf Registration Statement is not declared effective on or prior to the 130th calendar after the Closing Time or (v) the Exchange Offer Registration Statement or the Shelf Registration Statement is declared effective but thereafter ceases to be effective or usable during the period specified herein (each such event referred to in
     (i) through (v), a "Registration Default"), the interest
                         --------------------
     rate borne by the Securities or Exchange Notes which are Registrable Securities shall be increased (the "Additional
                                                     ----------
     Interest") by one-quarter of one percent (0.25%) per annum
     --------
     for the first 90-day period immediately after the first such Registration Default. The interest rate borne by such Registrable Securities shall increase by an additional one-quarter of one percent (0.25%) per annum for each subsequent 90-day period, in each case, until all Registration Defaults have been cured (provided that in the event the Company has abandoned the Exchange Offer because of the circumstances described in Section 2(b)(i) or Section 2(b)(ii) hereof, then the effectiveness of the Shelf Registration Statement shall be deemed a cure of such Registration Defaults); provided, that the aggregate
                                  ---------
     increase in such interest rate pursuant to this Section 2(e) will in no event exceed one percent (1.00%) per annum. Notwithstanding any of the above, it is understood that additional interest pursuant to a Registration Default under clause (v) above, as such clause (v) relates to an Exchange Offer Registration Statement, shall only be payable to a Participating Broker-Dealer that holds Registrable Securities subject to a prospectus delivery requirement; provided, that such a Registration Default may only be deemed to be occurring during the period following the 90th day after Closing Time until, subject to an extension of the relevant 180 day period pursuant to the last sentence of Section 3 hereof, 180 days after the effectiveness of the Exchange Offer Registration Statement. Following the cure of all Registration Defaults, the interest rate borne by such Registrable Securities will be reduced to the original interest rate.

          The Company shall notify the Trustee within three Business Days after each and every date on which a Registration Default occurs. Additional Interest shall be paid by depositing with the Trustee, in trust, for the benefit of the Holders of Securities on or before the applicable semiannual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date to the record Holder of Securities entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Additional Interest shall be deemed to accrue from and including the day following the applicable Registration Default.

          f.   Specific Enforcement.  Without limiting the
               --------------------
     remedies available to the Purchasers and the Holders, the Company and the Guarantors acknowledge that any failure by the Company and the Guarantors to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Purchasers or the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's and the Guarantors' obligations under Section 2(a) and Section 2(b) hereof.

          3.   Registration Procedures.  In connection with the
               -----------------------
obligations of the Company and the Guarantors with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Company and the Guarantors shall:

          a. prepare and file with the SEC a Registration Statement or Registration Statements as prescribed by Sections 2(a) and 2(b) hereof within the relevant time period specified in Section 2 hereof on the appropriate form under the Securities Act, which form (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration, be available for the sale of the relevant Registrable Securities by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their reasonable best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof; provided, however, that if (1) such filing is pursuant to

     --------- --------
     Section 2(b), or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable Securities covered by the relevant Shelf Registration Statement and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (at least 5 Business Days prior to such filing). The Company and the Guarantors shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be pursuant to this
     Section 3(a) afforded an opportunity to review prior to the filing of such document if the Majority Holders or such Participating Broker-Dealer, as the case may be, their counsel or the managing underwriters, if any, shall reasonably and promptly object in writing;

          b. prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the Effectiveness Period or the Applicable Period, as the case may be; and cause each Prospectus to be supplemented by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act, and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement during the Effectiveness Period or the Applicable Period, as the case may be, in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement (including sales by any Participating Broker-Dealer);

          c. in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities covered by such Shelf Registration Statement, at least 10 days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holder that the distribution of Registrable Securities will be made in accordance with the method selected by the Majority Holders; and (ii) furnish to each Holder of Registrable Securities covered by such Shelf Registration Statement and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities (it being understood that the Company and the Guarantors hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in accordance with the terms hereof, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto);

          d. in the case of a Shelf Registration, use their reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions by the time the applicable Registration Statement is declared effective by the SEC as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request in advance of such date of effectiveness, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that
                                      --------- --------
     the Company and the Guarantors shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to take any action that would subject them to general consent to service of process in any jurisdiction in which they are not now so subject or to subject them to general taxation in any such jurisdiction in which they are not now so subject;

          e.   in the case of (1) a Shelf Registration or
     (2) Participating Broker-Dealers who have notified the Company that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(s) hereof, notify each Holder of Registrable Securities covered by such Shelf Registration Statement, or such Participating Broker-Dealers, as the case may be, their counsel and the managing underwriters, if any, promptly and promptly confirm such notice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if the Company or the Guarantors receive any notification with respect to the suspension of the qualification of the Registrable Securities or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event or the failure of any event to occur or the discovery of any facts, during the period a Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which causes such Registration Statement or Prospectus to omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vi) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate;

          f. make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

          g. in the case of a Shelf Registration, furnish to each Holder of Registrable Securities covered by such Shelf Registration Statement, without charge, at least one conformed copy of each Registration Statement relating to such Shelf Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

          h. in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and cause such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities;

          i. in the case of a Shelf Registration or an Exchange Offer Registration, upon the occurrence of any circumstance contemplated by Section 3(e)(ii), 3(e)(iii), 3(e)(v) or 3(e)(vi) hereof, use their reasonable best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

          j.   in the case of a Shelf Registration, a
     reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or a Prospectus after the initial filing of a Registration Statement, provide a reasonable number of copies of such document to the Holders of Registrable Securities covered by such Shelf Registration Statement; and make such of the representatives of the Company and the Guarantors as shall be reasonably requested by such Holders of Registrable Securities or the Purchasers on behalf of such Holders available for discussion of such document;

          k. obtain a CUSIP number for all Exchange Notes or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Exchange Notes or the Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary;

          l. cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in
                                                   ---
     connection with the registration of the Exchange Notes or Registrable Securities, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use their reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

          m. in the case of a Shelf Registration, enter into such agreements as are customary in shelf registrations and take all such other appropriate actions as are reasonably requested in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:
     (i) make such representations and warranties to Holders of such Registrable Securities and the underwriters (if any), with respect to the business of the Company and its subsidiaries as then conducted or proposed to be conducted and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers in shelf registrations to underwriters and selling securityholders, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and the Guarantors and updates thereof in form and substance reasonably satisfactory to the managing underwriters (if any) and the Holders of a majority in principal amount of the Registrable Securities being sold, addressed to each selling Holder and the underwriters (if any) covering the matters customarily covered in opinions requested in shelf registrations and such other matters as may be reasonably requested by such Holders and underwriters; (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the recipients from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the selling Holders of Registrable Securities and to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with shelf registrations and such other matters as reasonably requested by such selling Holders and underwriters (including, without limitation, negative assurance with respect to any interim financial period included in the Registration Statement or the Prospectus and with respect to any period after the date of the latest balance sheet included therein and up to five days prior to the closing date in respect of any such sale); and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 4 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section (including, without limitation, such underwriters and selling Holders). The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder;

          n.   if (1) a Shelf Registration is filed pursuant to
     Section 2(b) or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the applicable period, make available for inspection by any selling Holder of such Registrable Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during
      ----------
     reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them
      -------
     to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all relevant information in each case reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary in the opinion of nationally-recognized counsel to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in any securities other than for the purposes expressly set forth in this Agreement unless and until such is made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give prompt notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential (it being understood that the Holders shall at all times be unrestricted in complying with any order of any court or tribunal of competent jurisdiction);

          o. comply with all applicable rules and regulations of the SEC and make generally available to the Company's security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods;

          p. if an Exchange Offer is to be consummated, upon delivery of the Registrable Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Notes, the Company shall mark, or cause to be marked, on such Registrable Securities delivered by such Holders that such Registrable Securities are being cancelled in exchange for the Exchange Notes; in no event shall such Registrable Securities be marked as paid or otherwise satisfied;

          q. cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

          r. use their reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby;

          s. in the case of the Exchange Offer Registration Statement (i) include in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," which section shall be reasonably acceptable to the Purchasers or another representative of the Participating Broker-Dealers, and which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer (a "Participating Broker-Dealer") that
                           ---------------------------
     holds Registrable Securities acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the reasonable judgment of the Purchasers or such other representative, represent the prevailing views of the staff of the SEC, including a statement that any such broker-dealer who receives
     Exchange Notes for Registrable Securities pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, (ii) furnish to each Participating Broker-Dealer who has delivered to the Company the notice referred to in Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request
     (it being understood that the Company hereby consents to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any Person subject to the
     prospectus delivery requirements of the SEC, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Notes covered by the
     Prospectus or any amendment or supplement thereto),
     (iii) use their reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements in order to resell the Exchange Notes; provided, however,
                                         --------- --------
     that such period shall not be required to exceed 180 days (or such longer period if extended pursuant to the last sentence of Section 3 hereof) (the "Applicable Period"),
                                         -----------------
     and (iv) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision or a provision substantially similar thereto:

          "If the exchange offeree is a broker-dealer holding Registrable Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities
          Act in connection with any resale of
          Exchange Notes received in respect of such Registrable Securities pursuant to the
          Exchange Offer";

     and (y) a statement to the effect that by a broker-dealer making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of Registrable Securities, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act.

          The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the proposed distribution of such Registrable Securities, as the Company may from time to time reasonably request in writing. The Company may exclude from such registration the Registrable Securities of any seller who fails to furnish such information within a reasonable time after receiving such request.

          In the case of (1) a Shelf Registration Statement or
(2) Participating Broker-Dealers who have notified the Company that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(s) hereof, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e)(ii), 3(e)(iii), 3(e)(v) or 3(e)(vi) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof or until it is advised in writing (the "Advice") by the Company that the use of the applicable
 ------
Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities or Exchange Notes, as the case may be, current at the time of receipt of such notice. If the Company or the Guarantors shall give any such notice to suspend the disposition of Registrable Securities or Exchange Notes, as the case may be, pursuant to a Registration Statement, the Company and the Guarantors shall file and use their reasonable best efforts to have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Registration Statement and shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Company shall have made available to the Holders (x) copies of the supplemented or amended Prospectus necessary to resume such dispositions or (y) the Advice.

          4.   Indemnification and Contribution.  a. The
               --------------------------------
Company and the Guarantors shall indemnify and hold harmless each Purchaser, each Holder, each Participating Broker-Dealer, each underwriter who participates in an offering of Registrable Securities, their respective affiliates, each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees and agents, as follows:

                    (a)    from and against any and all loss,
    liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto), covering Registrable Securities or Exchange Notes, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    (b)    from and against any and all loss,
    liability, claim, damage and expense whatsoever, joint or several, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 4(d) below) any such settlement is effected with the prior written consent of the Company; and

                    (c)    from and against any and all
    expenses whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Purchasers, such Holder, such Participating Broker-Dealer or any underwriter (except to the extent otherwise provided in Section 4(c) hereof)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 4(a);

provided, however, that this agreement shall not apply to any
--------- --------
loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished in writing to the Company by any Purchaser, any Holder, any Participating Broker-Dealer or any underwriter with respect to any Purchaser, Holder, Participating Broker-Dealer or underwriter, as the case may be, expressly for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

          b. Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, each Purchaser, each underwriter who participates in an offering of Registrable Securities and the other selling Holders and each of their respective directors, officers (including each officer of the Company who signed the Registration Statement), employees and agents and each Person, if any, who controls the Company and the Guarantors, any Purchaser, any underwriter or any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such selling Holder with respect to such Holder expressly for use in the Registration Statement (or any amendment thereto), or any such Prospectus (or any amendment or supplement thereto); provided, however, that, in the case of
                     --------- --------
Shelf Registration Statement, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement.

          c. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder except to the extent it is materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to
                            --------- --------
the indemnifying party shall not (expect with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution is sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          d. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that, unless such indemnifying party is contesting the payment of such fees and expenses in good faith, it shall be liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its written consent if (i) such settlement is entered into more than 90 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received written notice of all of the terms of such settlement at least 60 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          e. If the indemnification provided for in Section 4(a) or (b) hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Holder of Registrable Securities, the Participating Broker-Dealer or Purchaser, as the case may be, on the other hand from the offering of the Securities pursuant to the Purchase Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and of the Holder of Registrable Securities, the Participating Broker-Dealer or Purchaser, as the case may be, on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative fault of the Company and the Guarantors on the one hand and the Holder of Registrable Securities, the Participating Broker-Dealer or the Purchasers, as the case may be, on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors, or by the Holder of Registrable Securities, the Participating Broker-Dealer or the Purchasers, as the case may be, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, the Guarantors and the Holders of the Registrable Securities and the Purchasers agree that it would not be just and equitable if contribution pursuant to this
Section 4(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4(e).

          No Person guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section 4(e), each Person, if any, who controls a Holder of Registrable Securities, a Purchaser or a Participating Broker-Dealer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such other Person, and each director of the Company and the Guarantors, each officer of the Company who signed the Registration Statement, and each Person, if any, who controls the Company and the Guarantors within the meaning of Section 15 of the Securities act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company and the Guarantors.

          5.   Participation in Underwritten Registrations.  No
               -------------------------------------------
Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

          6.   Selection of Underwriters.  The Holders of
               -------------------------
Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell the securities covered by such Shelf Registration in an underwritten offering. In any such underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Registrable Securities included in such offering; provided, however, that such underwriters and managers must be
--------- --------
reasonably satisfactory to the Company.

          7.   Miscellaneous.
               --------------

          a.   Rule 144 and Rule 144A.  For so long as the
               ----------------------
Company or any Guarantor is subject to the reporting requirements of Section 13 or 15 of the Exchange Act and any Registrable Securities remain outstanding, the Company and the Guarantors covenant that they will comply with their reporting obligations under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder, that if they cease to be required to file periodic reports thereunder, they will upon the request of any Holder of Registrable Securities (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Securities Act, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. For so long as any of the Company or the Guarantors is subject to the reporting requirements of Section 13 or 15 of the Exchange Act and any Registrable Securities remain outstanding, upon the request of any Holder of Registrable Securities, the Company and the Guarantors will deliver to such Holder a written statement as to whether they have complied with such requirements.

          b.   No Inconsistent Agreements.  The Company and the
               --------------------------
Guarantors have not entered into nor will the Company and the Guarantors on or after the date of this Agreement enter into any agreement which may require any action which would violate the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and do not under any circumstances require any action which would violate the rights granted to the Holders of the Company's other issued and outstanding securities under any such agreements.

          c.   Amendments and Waivers.  The provisions of this
               ----------------------
Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Securities and (B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Notes held by all Participating Broker-Dealers; provided, however, that Section 4 and this Section 7(c) may not
--------- --------
be amended, modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any Person who was a Holder or Participating Broker-Dealer of Registrable Securities or Exchange Notes, as the case may be, disposed of pursuant to any Registration Statement). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority in aggregate principal amount of the Registrable Securities being sold by such Holders pursuant to such Registration Statement.

          d.   Notices.  All notices and other communications
               -------
provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 7(d), which address initially is, with respect to the Purchasers, the address set forth in the Purchase Agreement; and (ii) if to the Company or the Guarantors, initially at the Company's address set forth in the Purchase Agreement to the attention of General Counsel and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(d), with a copy to Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, Attention: Howard A. Sobel, Esq.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

          e.   Successors and Assigns.  This Agreement shall
               ----------------------
inure to the benefit of and be binding upon the successors, assigns and transferees of the Purchasers, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein
                    --------- --------
shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

          f.   Third Party Beneficiary.  Each of the Purchasers
               ------------------------
shall be a third party beneficiary of the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

          g.   Counterparts.  This Agreement may be executed in
               ------------
any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          h.   Headings.  The headings in this Agreement are
               ---------
for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          i.   GOVERNING LAW.  THIS AGREEMENT SHALL BE DEEMED
               --------------
TO HAVE BEEN MADE IN THE STATE OF NEW YORK. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          j.   Severability.  In the event that any one or more
               -------------
of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          k.   Securities Held by the Company or Its

               ----------------------------------------
Affiliates.  Whenever the consent or approval of Holders of a
-----------
specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or the Guarantors or their affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          l.   Entire Agreement.  This Agreement, together with
               -----------------
the Purchase Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversation and memoranda between the Purchasers on the one hand and the Company and the Guarantors on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

                    [Signature Page Follows]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                    KAISER ALUMINUM & CHEMICAL CORPORATION


                    By:
                        ----------------------------------

                         Name:
                         Title:


                    KAISER ALUMINA AUSTRALIA CORPORATION


                    By:
                        ----------------------------------
                         Name:
                         Title:


                    KAISER FINANCE CORPORATION


                    By:
                        ----------------------------------
                         Name:
                         Title:


                    ALPART JAMAICA INC.


                    By:
                        ----------------------------------
                         Name:
                         Title:


                    KAISER JAMAICA CORPORATION


                    By:
                        ----------------------------------
                         Name:
                         Title:

                    KAISER MICROMILL HOLDINGS, LLC


                    By:
                        -------------------------------
                         Name:
                         Title:


                    KAISER SIERRA MICROMILLS, LLC


                    By:
                        -------------------------------
                         Name:
                         Title:


                    KAISER TEXAS MICROMILL HOLDINGS, LLC


                    By:
                        -------------------------------
                         Name:
                         Title:


                    KAISER TEXAS SIERRA MICROMILLS, LLC


                    By:
                        -------------------------------
                         Name:
                         Title:



Confirmed and accepted as of
  the date first above
  written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
             INCORPORATED


By:
    ------------------------------------
     Name:
     Title:

DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION


By:
    ------------------------------------
     Name:
     Title:



SALOMON BROTHERS INC


By:
    ------------------------------------
     Name:
     Title:



BA SECURITIES, INC.


By:
    ------------------------------------
     Name:
     Title:



BEAR, STEARNS & CO. INC.


By:
    ------------------------------------
     Name:
     Title:

                                                   Exhibit A
                                                   ---------


                   Form of Opinion of Counsel
                   --------------------------


          1.   Each of the Exchange Offer Registration
Statement and the Prospectus (other than the financial statements, notes or schedules thereto and other financial and statistical information and supplemental schedules included or referred to therein or omitted therefrom and the Form T-1, as to which such counsel need express no opinion), complies as to form in all material respects with the applicable requirements of the Securities Act and the applicable rules and regulations promulgated under the Securities Act.

          2. In the course of such counsel's review and discussion of the contents of the Exchange Offer Registration Statement and the Prospectus with certain officers and other representatives of the Company and the Guarantors and representatives of the independent certified public accountants of the Company, but without independent check or verification or responsibility for the accuracy, completeness or fairness of the statements contained therein, on the basis of the foregoing (relying as to materiality to a large extent upon representations and opinions of officers and other representatives of the Company and the Guarantors), no facts have come to such counsel's attention which cause such counsel to believe that the Exchange Offer Registration Statement (other than the financial statements, notes and schedules thereto and other financial and statistical information contained or referred to therein and the Form T-1, as to which such counsel need express no belief), at the time the Exchange Offer Registration Statement became effective and at the time of the consummation of the Exchange Offer, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus (other than the financial statements, notes and schedules thereto and other financial and statistical information contained or referred to therein, as to which such counsel need express no belief) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.